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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      November 12, 1997  (November 9, 1997)
                Date of report (Date of earliest event reported)

                         MCI Communications Corporation
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             (Exact name of registrant as specified in its charter)


        Delaware                                      52-0886267
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(State of incorporation or organization)           (I.R.S. Employer
                                                    Identification No.)


1801 Pennsylvania Avenue, N.W.
         Washington DC                                   20006
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 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: 202-872-1600



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                                     PAGE 2

Item 7.  Financial Statements and Exhibits

         (c) The following exhibit is filed with this report:

         2. Agreement and Plan of Merger, dated as of November 9, 1997, among MCI Communications Corporation, WorldCom, Inc. and TC Investments Corp.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MCI COMMUNICATIONS CORPORATION


By:  /S/ Edward G. Freitag
    --------------------------
     Edward G. Freitag
     Assistant Secretary


Dated:  November 14, 1997


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                                  EXHIBIT INDEX


Exhibit
No.                        Description

2 Agreement and Plan of Merger, dated as of November 9, 1997, among MCI Communications Corporation, WorldCom, Inc. and TC Investments Corp.